                                                                  EXHIBIT (h)(4)

                                   APPENDIX A

                           SHAREHOLDER SERVICING PLAN
                             WELLS FARGO FUNDS TRUST

                                           Maximum
Funds Trust                              Shareholder
Funds and Share Classes/*/              Servicing Fee
-------------------------------------   -------------
Aggressive Allocation Fund
   Administrator Class                       0.25
Asia Pacific Fund
   Class A                                   0.25
   Class C                                   0.25
   Investor Class                            0.25
Asset Allocation Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Balanced Fund/1/
   Investor Class                            0.25
California Limited-Term Tax-Free Fund
   Class A                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
California Tax-Free Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
California Tax-Free Money Market Fund
   Class A                                   0.25
   Service Class                             0.25
Capital Growth Fund
   Class A                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
   Investor Class                            0.25
Cash Investment Money Market Fund
   Administrator Class                       0.10
   Service Class                             0.25
Colorado Tax-Free Fund
   Class A                                   0.25
   Class B                                   0.25
   Administrator Class                       0.25
Common Stock Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Class Z/2/                                0.25

----------
/1/ On November 7, 2007, the Board of Trustees approved the merger of the Balanced Fund into the Asset Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/2/ On November 7, 2007, the Board of Trustees approved the share class modification of the Common Stock Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                           Maximum
Funds Trust                              Shareholder
Funds and Share Classes/*/              Servicing Fee
-------------------------------------   -------------
Conservative Allocation
   Administrator Class                       0.25
Corporate Bond Fund/3/
   Advisor Class                             0.25
   Investor Class                            0.25
C&B Large Cap Value Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Class D/4/                                0.25
   Administrator Class                       0.25
C&B Mid Cap Value Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Class D/5/                                0.25
   Administrator Class                       0.25
Discovery Fund
   Class A                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
   Investor Class                            0.25
Diversified Bond Fund
   Administrator Class                       0.25
Diversified Equity Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Diversified Small Cap Fund
   Administrator Class                       0.25
Dividend Income Fund/6/
   Administrator Class                       0.25
   Investor Class                            0.25
Emerging Growth Fund/7/
   Administrator Class                       0.25
   Investor Class                            0.25

----------
/3/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/4/ On November 7, 2007, the Board of Trustees approved the share class modification of the C&B Large Cap Value Fund. Before the end of the third quarter of 2008, Class D will change to Investor Class.

/5/ On November 7, 2007, the Board of Trustees approved the share class modification of the C&B Mid Cap Value Fund. Before the end of the third quarter of 2008, Class D will change to Investor Class.

/6/ On November 7, 2007, the Board of Trustees approved a sub-adviser change to the Dividend Income Fund. Subject to shareholder approval of a new sub-advisory agreement by the end of the second quarter of 2008, Class A and Class C will be added and the Fund will be renamed the Large Company Value Fund. The shareholder servicing fees for the new classes will be 0.25%.

/7/ On November 7, 2007, the Board of Trustees approved the addition of Class A and Class C to the Emerging Growth Fund, effective on or about March 31, 2008. The shareholder servicing fees for the new classes will be 0.25%.

                                           Maximum
Funds Trust                              Shareholder
Funds and Share Classes/*/              Servicing Fee
-------------------------------------   -------------
Emerging Markets Focus Fund/8/
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Endeavor Large Cap Fund/9/
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
Endeavor Select Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Enterprise Fund/10/
   Administrator Class                       0.25
   Advisor Class                             0.25
   Investor Class                            0.25
Equity Income Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Equity Index Fund/11/
   Class A                                   0.25
   Class B                                   0.25
Equity Value Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Government Money Market Fund
   Class A                                   0.25
   Administrator Class                       0.10
   Service Class                             0.25
Government Securities Fund/12/
   Class C                                   0.25
   Administrator Class                       0.25
   Advisor Class                             0.25
   Investor Class                            0.25

----------
/8/ On November 7, 2007, the Board of Trustees approved the name change of the Emerging Markets Focus Fund to the Emerging Markets Equity Fund, effective February 1, 2008.

/9/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/10/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Enterprise Fund. The shareholder servicing fees for Class C will be 0.25% and will become effective on or about March 31, 2008. The Advisor Class will change to Class A before the end of the third quarter of 2008.

/11/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/12/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund and share class modification. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Class A and Class B will be added with shareholder servicing fees of 0.25% and the Advisor Class will change to Class A.

                                           Maximum
Funds Trust                              Shareholder
Funds and Share Classes/*/              Servicing Fee
-------------------------------------   -------------
Growth Balanced Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Growth Equity Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Growth Fund
   Class C                                   0.25
   Administrator Class                       0.25
   Advisor Class/13/                         0.25
   Investor Class                            0.25
Growth and Income Fund/14/
   Administrator Class                       0.25
   Advisor Class                             0.25
   Investor Class                            0.25
Heritage Money Market Fund
   Administrator Class                       0.10
High Income Fund/15/
   Advisor Class                             0.25
   Investor Class                            0.25
High Yield Bond Fund/16/
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
Income Plus Fund/17/
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25

----------
/13/ On November 7, 2007, the Board of Trustees approved the share class modification of the Growth Fund. Before the end of the third quarter of 2008, Advisor Class will change to Class A.

/14/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. Before the end of the third quarter of 2008, the Growth and Income Fund will change its name to the Large Company Core Fund, Class B and Class C shares will be added and the Advisor Class will change to Class A. The shareholder servicing fees for the new class will be 0.25%.

/15/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund and share class modification. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Class B and Class C will be added with shareholder servicing fees of 0.25% and Advisor Class will change to Class A.

/16/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/17/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund and addition of Investor and Institutional Classes. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Investor and Institutional Classes will be added with shareholder servicing fees of 0.25%.

                                           Maximum
Funds Trust                              Shareholder
Funds and Share Classes/*/              Servicing Fee
-------------------------------------   -------------
Index Fund/18/
   Administrator Class                       0.10
   Investor Class                            0.25
Inflation-Protected Bond Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Intermediate Government Income Fund/19/
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Intermediate Tax-Free Fund/20/
   Class A                                   0.25
   Class C                                   0.25
   Investor Class                            0.25
International Core Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
International Equity Fund/21/
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
International Value Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Large Cap Appreciation Fund
   Class A                                   0.25
   Class B                                   0.25
   Class C                                   0.25
   Administrator Class                       0.25
Large Cap Growth Fund
   Investor Class                            0.25

----------
/18/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. As a result of the merger, Class A and Class B shares will be added before the end of the third quarter of 2008. The shareholder servicing fees for the classes will be 0.25%.

/19/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/20/ On November 7, 2007, the Board of Trustees approved the addition of
     Administrator and Institutional Classes and a fund name change from the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008. On or about March 31, 2008, the Administrator and Institutional Classes will be added with shareholder servicing fees of 0.25%.

/21/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund and addition of the Investor Class. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, the Investor Class will be added with a shareholder servicing fee of 0.25%.

                                             Maximum
Funds Trust                                Shareholder
Funds and Share Classes/*/                Servicing Fee
-------------------------------------     -------------
Large Company Core Fund/22/
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Class Z                                     0.25
   Administrator Class                         0.25
Large Company Growth Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Class Z/23/                                 0.25
   Administrator Class                         0.25
Life Stage - Aggressive Portfolio/24/          0.25
Life Stage - Conservative Portfolio/25/        0.25
Life Stage - Moderate Portfolio/26/            0.25
Mid Cap Disciplined Fund
   Class A                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
   Investor Class                              0.25
Mid Cap Growth Fund/27/
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Class Z                                     0.25
Minnesota Money Market Fund
   Class A                                     0.25
Minnesota Tax-Free Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Class Z/28/                                 0.25
   Administrator Class                         0.25

----------
/22/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/23/ On November 7, 2007, the Board of Trustees approved the share class modification of the Large Company Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/24/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Aggressive Portfolio into the Aggressive Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/25/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Conservative Portfolio into the Moderate Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/26/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Moderate Portfolio into the Growth Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/27/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of the Administrator Class and Institutional Class to the Mid Cap Growth Fund. The Administrator and Institutional Classes will become effective on or about March 31, 2008 with 0.25% shareholder servicing fees. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/28/ On November 7, 2007, the Board of Trustees approved the share class modification of the Minnesota Tax-Free Fund. Before the end of the third quarter of 2008, Class Z will change to Administrator Class.

                                             Maximum
Funds Trust                                Shareholder
Funds and Share Classes/*/                Servicing Fee
-------------------------------------     -------------
Moderate Balanced Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
Money Market Fund
   Class A                                     0.25
   Class B                                     0.25
   Investor Class                              0.25
Municipal Bond Fund/29/
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
   Investor Class                              0.25
Municipal Money Market Fund
   Investor Class                              0.25
National Limited-Term Tax-Free Fund/30/
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
National Tax-Free Fund/31/
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
National Tax-Free Money Market Fund
   Class A                                     0.25
   Administrator Class                         0.10
   Service Class                               0.25
Nebraska Tax-Free Fund/32/
   Administrator Class                         0.25
Opportunity Fund/33/
   Administrator Class                         0.25
   Advisor Class                               0.25
   Investor Class                              0.25

----------
/29/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund and addition of an Institutional Class. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, the Institutional Class will be added with a shareholder servicing fee of 0.25%.

/30/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/31/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/32/ On November 7, 2007, the Board of Trustees approved the liquidation of the Nebraska Tax-Free Fund. Liquidation is expected to occur on or about January 25, 2008.

/33/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Opportunity Fund. The shareholder servicing fees for Class C will be 0.25% and will become effective on or about March 31, 2008. The Advisor Class will change to Class A before the end of the third quarter of 2008.

                                             Maximum
Funds Trust                                Shareholder
Funds and Share Classes/*/                Servicing Fee
-------------------------------------     -------------
Overland Express Sweep Fund                    0.25
Overseas Fund/34/
   Investor Class                              0.25
Prime Investment Money Market Fund
   Service Class                               0.25
Short Duration Government Bond Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
Short-Term Bond Fund/35/
   Advisor Class                               0.25
   Investor Class                              0.25
Short-Term High Yield Bond Fund/36/
   Advisor Class                               0.25
   Investor Class                              0.25
Short-Term Municipal Bond Fund/37/
   Class C                                     0.25
   Investor Class                              0.25
Small Cap Disciplined Fund/38/
   Administrator Class                         0.25
   Investor Class                              0.25
Small Cap Growth Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Class Z/39/                                 0.25
   Administrator Class                         0.25
Small Cap Opportunities Fund
   Administrator Class                         0.25

----------
/34/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/35/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Short-Term Bond Fund. The shareholder servicing fees for Class C will be 0.25% and will become effective on or about March 31, 2008. The Advisor Class will change to Class A before the end of the third quarter of 2008.

/36/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Short-Term High Yield Bond Fund. The shareholder servicing fees for Class C will be 0.25% and will become effective on or about March 31, 2008. The Advisor Class will change to Class A before the end of the third quarter of 2008.

/37/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund and addition of Class A and Institutional Class. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Class A and Institutional Class will be added with shareholder servicing fees of 0.25%.

/38/ On November 7, 2007, the Board of Trustees approved the addition of Class A and Class C to the Small Cap Disciplined Fund, effective on or about March 31, 2008, with shareholder servicing fees of 0.25%.

/39/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                             Maximum
Funds Trust                                Shareholder
Funds and Share Classes/*/                Servicing Fee
-------------------------------------     -------------
Small Cap Value Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Class Z/40/                                 0.25
Small Company Growth Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
Small Company Value Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
Small/Mid Cap Value Fund
   Class A                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
   Investor Class                              0.25
Specialized Financial Services Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
Specialized Health Sciences Fund/41/
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
Specialized Technology Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Class Z/42/                                 0.25
Stable Income Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
Strategic Income Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
Strategic Small Cap Value Fund

----------
/40/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/41/ On November 7, 2007, the Board of Trustees approved the liquidation of the Specialized Health Sciences Fund. Liquidation is expected to occur on or about January 25, 2008.

/42/ On November 7, 2007, the Board of Trustees approved the share class modification of the Specialized Technology Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                             Maximum
Funds Trust                                Shareholder
Funds and Share Classes/*/                Servicing Fee
-------------------------------------     -------------
Target Today Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
   Investor Class                              0.25
Target 2010 Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
   Investor Class                              0.25
Target 2015 Fund
   Administrator Class                         0.25
   Investor Class                              0.25
Target 2020 Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
   Investor Class                              0.25
Target 2025 Fund
   Administrator Class                         0.25
   Investor Class                              0.25
Target 2030 Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
   Investor Class                              0.25
Target 2035 Fund
   Administrator Class                         0.25
   Investor Class                              0.25
Target 2040 Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Administrator Class                         0.25
   Investor Class                              0.25
Target 2045 Fund
   Administrator Class                         0.25
   Investor Class                              0.25
Target 2050 Fund
   Investor Class                              0.25
   Administrator Class                         0.25
Total Return Bond Fund
   Class A                                     0.25
   Class B                                     0.25
   Class C                                     0.25
   Class Z/43/                                 0.25
   Administrator Class                         0.25

----------
/43/ On November 7, 2007, the Board of Trustees approved the share class modification of the Total Return Bond Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                                     Maximum
Funds Trust                                        Shareholder
Funds and Share Classes/*/                        Servicing Fee
-----------------------------------------------   -------------
Treasury Plus Money Market Fund
   Class A                                             0.25
   Service Class                                       0.25
Ultra-Short Duration Bond Fund/44/
   Class A                                             0.25
   Class B                                             0.25
   Class C                                             0.25
   Class Z                                             0.25
Ultra Short-Term Income Fund/45/
   Administrator Class                                 0.25
   Advisor Class                                       0.25
   Investor Class                                      0.25
Ultra Short-Term Municipal Income Fund/46/
   Advisor Class                                       0.25
   Investor Class                                      0.25
U.S. Value Fund
   Class A                                             0.25
   Class B                                             0.25
   Class C                                             0.25
   Class Z/47/                                         0.25
   Administrator Class                                 0.25
Value Fund/48/
   Class A                                             0.25
   Class B                                             0.25
   Class C                                             0.25
   Investor Class                                      0.25
   Administrator Class                                 0.25
WealthBuilder Conservative Allocation Portfolio        0.25
WealthBuilder Equity Portfolio                         0.25
WealthBuilder Growth Allocation Portfolio              0.25
WealthBuilder Growth Balanced Portfolio                0.25
WealthBuilder Moderate Balanced Portfolio              0.25
WealthBuilder Tactical Equity Portfolio                0.25

----------
/44/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/45/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund and share class modification. As a result of the fund merger before the end of the third quarter, Class C shares will be added to the Ultra Short-Term Income Fund with shareholder servicing fees of 0.25% and the Advisor Class will change to Class A.

/46/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Ultra Short-Term Municipal Income Fund. Effective on or about March 31, 2008, the shareholder servicing fees for Class C will be 0.25%. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

/47/ On November 7, 2007, the Board of Trustees approved the share class modification of the U.S. Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/48/ On November 7, 2007, the Board of Trustees approved the merger of the Value
     Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                     Maximum
Funds Trust                                        Shareholder
Funds and Share Classes/*/                        Servicing Fee
-----------------------------------------------   -------------
Wisconsin Tax-Free Fund(49)
   Class C                                             0.25
   Investor Class                                      0.25
100% Treasury Money Market Fund
   Class A                                             0.25
   Service Class                                       0.25

     Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

Most recent agreement approval: March 30, 2007
Appendix A amended: December 1, 2007

----------
/49/ On November 7, 2007, the Board of Trustees approved the addition of Class A to the Wisconsin Tax-Free Fund, effective on or about March 31, 2008 with a shareholder servicing fee of 0.25%.

/*/ On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, shareholder servicing payments will continue to fund previously incurred expenses for servicing shareholder accounts.

     The foregoing fee schedule is agreed to as of December 1, 2007 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST


                                        By:
                                            ------------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            ------------------------------------
                                            Andrew Owen
                                            Executive Vice President